The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $492

I Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $9

C Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $20

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser Focused Value Fund $7,871
Janus Adviser International Equity Fund $486

I Shares
Janus Adviser Focused Value Fund $539
Janus Adviser International Equity Fund $20

C Shares
Janus Adviser Focused Value Fund $280
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser Focused Value Fund $545
Janus Adviser International Equity Fund $25

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $0.1577

I Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $0.1148

C Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $0.0336

A Shares
Janus Adviser Focused Value Fund $0
Janus Adviser International Equity Fund $0.1597

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

Investor Shares
Janus Adviser Focused Value Fund $2.4573
Janus Adviser International Equity Fund $0.2636

I Shares
Janus Adviser Focused Value Fund $2.4573
Janus Adviser International Equity Fund $0.2636

C Shares
Janus Adviser Focused Value Fund $2.4573
Janus Adviser International Equity Fund $0.2636

A Shares
Janus Adviser Focused Value Fund $2.4573
Janus Adviser International Equity Fund $0.2636


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):


Investor Shares
Janus Adviser Focused Value Fund $3,426
Janus Adviser International Equity Fund $4,962

I Shares
Janus Adviser Focused Value Fund $191
Janus Adviser International Equity Fund $88


C Shares
Janus Adviser Focused Value Fund $174
Janus Adviser International Equity Fund $2


A Shares
Janus Adviser Focused Value Fund $247
Janus Adviser International Equity Fund $143


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser Focused Value Fund: $20.68
Janus Adviser International Equity: Fund $19.00
I Shares
Janus Adviser Focused Value Fund: $20.63
Janus Adviser International Equity Fund: $19.00

C Shares
Janus Adviser Focused Value Fund: $20.23
Janus Adviser International Equity Fund: $19.11

A Shares
Janus Adviser Focused Value Fund: $20.74
Janus Adviser International Equity Fund: $19.02